FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 25049


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
                   the Securities Act of 1934

Date of Report (Date of earliest event reported):  June 7, 2000


               St. Joseph Light & Power Company
     (Exact name of registrant as specified in its charter)


      Missouri               1-3576                44-0419850
State or other        (Commission file    (IRS Employer Identification
jurisdiction of        Number)             Number)
incorportation)

520   Francis   Street,  P.O.  Box  998
St.   Joseph,   Missouri                                64502-0998
(Address of principal executive offices)                 Zip Code

Registrant's telephone number, including area code: (816) 233-8888

                        Not applicable
 (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

     On June 23, 2000, the Company issued a press release regarding the filing of a regulatory application to defer costs associated with the June 7 shutdown of a turbine-generator at the Company's Lake Road power plant. A copy of the press release is attached as Exhibit 99.1 and is made a part of this filing.



ITEM 7.   FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.

     (a) -- (b) Not applicable.

     (c)  Exhibits.

     99.1 Text of press release, dated as of June 23, 2000.

                           SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                ST. JOSEPH LIGHT & POWER COMPANY



Date:  June 23, 2000            By:     /s/ Gary L. Myers
                                            Gary L. Myers
                                            Vice President,
                                            General Counsel
                                            and Secretary




                         EXHIBIT INDEX


 Exhibit Number       Description of Exhibit        Sequentially
                                                      Numbered
                                                        Page

99.1             Text of press release, dated as
                 of June 23, 2000.